                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 August 30, 2002
                -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                         AMERICAN REALTY INVESTORS, INC.
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Nevada                     1-15663                   75-2847135
--------------------------------------------------------------------------------
(State of Incorporation)         (Commission               (IRS Employer
                                   File No.)            Identification No.)



     1800 Valley View Lane, Suite 300,     Dallas, TX            75234
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's Telephone Number, Including Area Code: (469) 522-4200
                                                   ---------------

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

In 2002, American Realty Investors, Inc. ("ARI") has sold a significant amount of its properties, as follows:

  Sale                                                           Units/           Sales     Gain/(Loss)   % of ARI's
  Date            Property                Location            Sq.Ft./Acres        Price       on Sale       Assets
---------   -------------------    ---------------------   ---------------     ----------  ------------  -----------
 Apartments                                                                     (dollars in Thousands)
 01/18/02   Villas                 Plano, TX                     208 Units      $   8,525      $  5,615        0.29%
 03/20/02   Mallard Lake           Greensboro, NC                336 Units         14,400            --/(1)/   0.42%
 05/02/02   Stonebridge            Florissant, MO                100 Units          4,340         3,081        0.14%
 06/13/02   Oak Hill               Tallahassee, FL                92 Units          3,200           527        0.28%
 06/24/02   Regency on Kennedy     Tampa, FL                      78 Units          3,200        (1,458)       0.54%
 07/11/02   Woodsong               Smyrna, GA                    190 Units          9,200         7,028        0.17%
 07/31/02   Valley Hi              Tallahassee, FL                54 Units          1,452           435        0.11%
 07/31/02   White Pines            Tallahassee, FL                85 Units            764          (48)        0.09%
 08/30/02   Morning Star           Tallahassee, FL                82 Units          2,217           641        0.18%
 08/30/02   Stonegate              Tallahassee, FL                83 Units          1,785          (120)       0.23%

 Commercial
 03/08/02   Oaktree Village        Lubbock, TX                 45,623 Sq.Ft.          912            --        0.21%
 06/26/02   Centura Tower          Farmers Branch, TX         410,901 Sq.Ft.       50,000            --        6.01%

 Land
 01/11/02   Thompson II            Dallas County, TX             0.2 Acres             21           (11)       0.00%
 02/26/02   Katrina                Palm Desert, CA               2.1 Acres          1,323           978        0.03%
 03/08/02   Lakeshore Villas       Harris County, TX            16.9 Acres          1,499            --        0.17%
 03/08/02   Rasor                  Plano, TX                    24.5 Acres          1,211            --        0.16%
 03/08/02   Vista Ridge            Lewisville, TX               10.0 Acres          1,525           401        0.13%
 04/10/02   Mason Goodrich         Houston, TX                   7.9 Acres            672           269        0.05%
 05/03/02   Mason Goodrich         Houston, TX                  10.3 Acres          1,444           895        0.06%
 06/13/02   Hollywood Casino       Farmers Branch, TX           42.8 Acres         16,987            --        1.25%
 06/26/02   Marine Creek           Ft. Worth, TX                54.2 Acres          3,700            --        0.31%
 06/26/02   Mason Goodrich         Houston, TX                  18.0 Acres          2,790            --        0.11%
 06/26/02   Monterrey              Riverside, CA                65.0 Acres          4,625            --        0.60%
 06/26/02   Nashville              Nashville, TN                16.6 Acres          1,890            --        0.12%
 08/07/02   Elm Fork               Denton County, TX            14.5 Acres          2,745         1,615        0.12%
 08/16/02   Elm Fork               Denton County, TX            14.2 Acres          1,526           491        0.12%
                                                                                ---------      --------       -----
                                                                                $ 141,953      $ 20,339       11.90%
                                                                                =========      ========       =====


  Sale
  Date                                  Purchaser
---------            ----------------------------------------------------------
 Apartments
 01/18/02            First Guaranty Exchange Company
 03/20/02            Grand Lagoon Associates, Ltd., Park Avenue Associates,
                     Ltd., Governor's Square Associates, Ltd., IG Ashford
                     Regency Partners, L.P.; ISV Greenbriar Associates,
                     Ltd., ART Westwood Associates, Ltd.
 05/02/02            Florissant Townhomes, Inc.
 06/13/02            Oak Hill Apartments, LLC
 06/24/02            Regency Property Group, LLC
 07/11/02            Woodsong Apartments Partners, L.P.
 07/31/02            Villas San Carlo, LLC
 07/31/02            Villas San Carlo, LLC
 08/30/02            Villas San Carlo II, LLC
 08/30/02            Villas San Carlo II, LLC

 Commercial
 03/08/02            Transcontinental Realty Investors, Inc. ("TCI")
 06/26/02            TCI

 Land
 01/11/02            City of Dallas, Texas
 02/26/02            BP West Coast Products, LLC
 03/08/02            TCI
 03/08/02            TCI
 03/08/02            Lewisville Independent School District
 04/10/02            Glen R. Ginter, DDS
 05/03/02            Metropolitan Transit Authority
 06/13/02            TCI
 06/26/02            TCI
 06/26/02            TCI
 06/26/02            TCI
 06/26/02            TCI
 08/07/02            Lewisville Independent School District
 08/16/02            Alta Carrollton, L.P.

(1) The accounting treatment of this transaction has been changed from that described in the March 31, 2002 and June 30, 2002 ARI Quarterly Reports on Form 10-Q, eliminating the gain. Both Quarterly Reports on Form 10-Q will be amended.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

Proforma statements of operations are presented for the year ended December 31, 2001, and the six months ended June 30, 2002. The proforma statements of operations present ARI's operations as if the transactions described above had occurred at January 1 of each of the periods presented. A proforma balance sheet as of June 30, 2002, is also presented. The proforma balance sheet presents the property sales described above, as if they had occurred at January 1, 2002.

                         AMERICAN REALTY INVESTORS, INC.
                  PROFORMA COMBINED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002

                                                                                                          White          Morning
                                                       Actual/(1)/     Woodsong/(2)/   Valley Hi/(2)/   Pines/(2)/      Star/(2)/
                                                       -----------     -------------   --------------   ----------     ----------
                                                                                                         (dollars in thousands)
                           Assets

Real estate held for investment ...................   $  442,583       $   (4,703)      $    (926)      $    (748)      $  (1,346)
Less - accumulated depreciation ...................     (112,614)           3,455              94              72             152
                                                      ----------       ----------       ---------       ---------       ---------
                                                         329,969           (1,248)           (832)           (676)         (1,194)

Real estate held for sale .........................      195,881               --              --              --              --

Notes and interest receivable
   Performing .....................................       28,206               --              --              --              --
   Non-performing .................................        7,516               --              --              --              --
   Less - allowance for losses ....................       (2,577)              --              --              --              --
                                                      ----------       ----------       ---------       ---------       ---------
                                                          33,145               --              --              --              --

Net pizza parlor equipment ........................        7,373               --              --              --              --
Marketable equity securities, at market value .....           90               --              --              --              --
Cash and cash equivalents .........................        2,631              (39)             (4)             (3)              3
Investments in equity investees ...................       81,170               --              --              --              --
Intangibles, net of accumulated amortization ......       15,565               --              --              --              --
Other assets ......................................       36,839           (9,408)            783             650            (183)
                                                      ----------       ----------       ---------       ---------       ---------
                                                      $  702,663       $  (10,695)      $     (53)      $     (29)      $  (1,374)
                                                      ==========       ==========       =========       =========       =========


                                                                              Elm
                                                        Stonegate/(2)/     Fork/(2)/       Proforma
                                                       ---------------   -----------      ----------
                           Assets

Real estate held for investment ...................       $  (1,886)      $      --       $ 432,974
Less - accumulated depreciation ...................             180              --        (108,661)
                                                          ---------       ---------       ---------
                                                             (1,706)             --         324,313

Real estate held for sale .........................              --          (1,850)        194,031

Notes and interest receivable
   Performing .....................................              --              --          28,206
   Non-performing .................................              --              --           7,516
   Less - allowance for losses ....................              --              --          (2,577)
                                                          ---------       ---------       ---------
                                                                 --              --          33,145

Net pizza parlor equipment ........................              --              --           7,373
Marketable equity securities, at market value .....              --              --              90
Cash and cash equivalents .........................              (3)             --           2,585
Investments in equity investees ...................              --              --          81,170
Intangibles, net of accumulated amortization ......              --              --          15,565
Other assets ......................................             603              12          29,296
                                                          ---------       ---------       ---------
                                                          $  (1,106)      $  (1,838)      $ 687,568
                                                          =========       =========       =========

                         AMERICAN REALTY INVESTORS, INC.
            PROFORMA COMBINED CONSOLIDATED BALANCE SHEET - Continued
                                  JUNE 30, 2002

                                                                                                      White          Morning
                                                Actual/(1)/     Woodsong/(2)/   Valley Hi/(2)/      Pines/(2)/      Star/(2)/
                                                -----------     -------------   --------------      ----------      ---------
                                                                                                     (dollars in thousands)
                   Liabilities and Equity

Notes and interest payable ................     $  532,557       $  (8,302)      $      --          $    --         $  (1,199)
Margin borrowings .........................         26,005              --              --               --                --
Other liabilities .........................         58,087             (82)            (23)             (16)              (49)
                                                ----------       ---------       ---------          -------         ---------
                                                   616,649          (8,384)            (23)             (16)           (1,248)

Minority interest .........................         22,193              --              --               --                --

Stockholders' Equity
Preferred stock ...........................          4,950              --              --               --                --
Common stock ..............................            114              --              --               --                --
Paid-in capital ...........................        112,184              --              --               --                --
Accumulated (deficit) .....................        (56,161)         (2,311)            (30)             (13)             (126)
Accumulated other comprehensive income ....          2,734              --              --               --                --
                                                ----------       ---------       ---------          -------         ---------

                                                    63,821          (2,311)            (30)             (13)             (126)
                                                ----------       ---------       ---------          -------         ---------

                                                $  702,663       $ (10,695)      $     (53)         $   (29)        $  (1,374)
                                                ==========       =========       =========          =======         =========


                                                                     Elm
                                               Stonegate/(2)/     Fork/(2)/       Proforma
                                               --------------     ---------       --------
                   Liabilities and Equity

Notes and interest payable ................    $    (1,036)      $  (3,498)      $ 518,522
Margin borrowings .........................             --              --          26,005
Other liabilities .........................            (42)             --          57,875
                                               -----------       ---------       ---------
                                                    (1,078)         (3,498)        602,402

Minority interest .........................             --              --          22,193

Stockholders' Equity
Preferred stock ...........................             --              --           4,950
Common stock ..............................             --              --             114
Paid-in capital ...........................             --              --         112,184
Accumulated (deficit) .....................            (28)          1,660         (57,009)
Accumulated other comprehensive income ....             --              --           2,734
                                                ----------       ---------       ---------

                                                       (28)          1,660          62,973
                                                ----------       ---------       ---------

                                                $   (1,106)      $  (1,838)      $ 687,568
                                                ==========       =========       =========

____________________
(1) Includes properties sold prior to June 30, 2002. Reflects the change in accounting treatment of the Mallard Lake transaction. See ITEM 2. "ACQUISITION OR DISPOSITION OF ASSETS."

(2)  Assumes sale by ARI on January 1, 2002.

                         AMERICAN REALTY INVESTORS, INC.
                PROFORMA COMBINED STATEMENT OF OPERATIONS /(1)(2)/
                         SIX MONTHS ENDED JUNE 30, 2002

                                        Actual/(3)/   Apartments/(4)/   Commercial/(5)/  Land/(6)/   Proforma
                                        -----------   ---------------   ---------------  ---------   ---------
Property revenue                                                    (dollars in thousands)
  Rents ..............................    $ 56,842       $ (2,682)      $ (3,116)       $    --       $ 51,044
  Property operations expenses .......      39,800         (1,226)        (1,812)        (1,973)        34,789
                                          --------       --------       --------       --------       --------
                                            17,042         (1,456)        (1,304)         1,973         16,255
Land operations
  Sales ..............................      20,701             --             --          4,270         24,971
  Cost of sales ......................      17,338             --             --          2,164         19,502
                                          --------       --------       --------       --------       --------
                                             3,363             --             --          2,106          5,469
Pizza parlor operations
  Sales ..............................      18,276             --             --             --         18,276
  Cost of sales ......................      14,747             --             --             --         14,747
                                          --------       --------       --------       --------       --------
                                             3,529             --             --             --          3,529

Income from operations ...............      23,934         (1,456)        (1,304)         4,079         25,253

Other income
  Interest and other .................       1,397             --             47            (45)         1,399
  Equity in loss of investees ........      (9,233)            --             --             --         (9,233)
  Loss on sale of investments in
    equity investees .................        (531)            --             --             --           (531)
  Other ..............................         326             --             --             --            326
                                          --------       --------       --------       --------       --------
                                            (8,041)            --             47            (45)        (8,039)
Other expense
  Interest ...........................      36,269         (1,032)        (3,553)        (4,124)        27,560
  Depreciation and amortization ......       7,909           (258)        (1,282)            --          6,369
  General and administrative .........       6,481             --             --             (4)         6,477
  Advisory fee to affiliate ..........       3,252            (21)           (32)           (17)         3,182
  Minority interest ..................       1,560             --             --             --          1,560
                                          --------       --------       --------       --------       --------
                                            55,471         (1,311)        (4,867)        (4,145)        45,148
                                          --------       --------       --------       --------       --------

Net income (loss) from continuing
  operations .........................     (39,578)          (145)         3,610          8,179        (27,934)

Discontinued operations:
  Income (loss) from operations ......         (42)            59            (17)            --             --
  Gain on sale of real estate ........       7,765          7,939             --             --         15,704
  Equity in gain on sale of real
    estate by equity investees .......       8,280             --             --             --          8,280
                                          --------       --------       --------       --------       --------
Net income (loss) from
  discontinued operations ............      16,003          7,998            (17)            --         23,984

Net income (loss) ....................     (23,575)         7,853          3,593          8,179         (3,950)
Preferred dividend requirement .......      (1,200)            --             --             --         (1,200)
                                          --------       --------       --------       --------       --------
Net income (loss) applicable to
  Common shares ......................    $(24,775)      $  7,853       $  3,593       $  8,179       $ (5,150)
                                          ========       ========       ========       ========       ========

                         AMERICAN REALTY INVESTORS, INC.
          PROFORMA COMBINED STATEMENT OF OPERATIONS - Continued /(1)(2)/
                         SIX MONTHS ENDED JUNE 30, 2002

                                                 Actual/(3)/    Apartments/(4)/  Commercial/(5)/   Land/(6)/   Proforma
                                                 -----------    ---------------  ---------------   ----------  --------
                                                                       (dollars in thousands)
Earnings per share
  Net loss from continued operations ........     $     (3.58)                                                  $    (2.56)

  Discontinued operations ...................            1.40                                                         2.11
                                                  -----------                                                   ----------

  Net loss...................................     $     (2.18)                                                  $     (.45)
                                                  ===========                                                   ==========
Weighted average Common shares
  used in computing earnings per share ......      11,375,127                                                   11,375,127
                                                  ===========                                                   ==========

____________

(1) The Proforma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2002.

(2) Operating results for sold properties are their actual operating results from January 1 to their respective date of sale.

(3) Reflects the change in accounting treatment of the Mallard Lake transaction. See ITEM 2. "ACQUISITION OR DISPOSITION OF ASSETS."

(4) Includes the Villas Apartments sold in January 2002; Mallard Lakes Apartments sold in March 2002; Stonebridge Apartments sold in May 2002; Oak Hill and Regency on Kennedy Apartments sold in June 2002; Woodsong, Valley Hi and White Pines Apartments sold in July 2002; and Morning Star and Stonegate Apartments sold in August 2002.

(5) Includes the Oaktree Village Shopping Center sold in March 2002 and the Centura Tower Office Building sold in June 2002.

(6) Includes the partial sale of the Thompson II land parcel in January 2002; the partial sale of the Katrina land parcel in February 2002; the sale of the Rasor land parcel and the partial sale of the Lakeshore Villas and Vista Ridge land parcels in March 2002; the partial sale of the Mason Goodrich land parcel in April 2002; the partial sale of the Mason Goodrich land parcel in May 2002; the sale of the Hollywood Casino, Marine Creek and Monterrey land parcels and the partial sale of the Mason Goodrich and Nashville land parcels in June 2002; and the partial sale of the Elm Fork land parcel in August 2002.

                         AMERICAN REALTY INVESTORS, INC.
               PROFORMA COMBINED STATEMENT OF OPERATIONS /(1)(2)/
                          YEAR ENDED DECEMBER 31, 2001

                                         Actual       Apartments/(3)/     Commercial/(4)/     Land/(5)/     Proforma
                                       -----------   -----------------    ---------------  -----------    -----------
Property revenue                                                       dollars in thousands)
   Rents ............................  $   129,300        $ (8,296)          $ (4,473)     $     --       $   116,531
   Property operations expenses .....       93,185          (4,263)            (3,473)       (2,656)           82,793
                                       -----------        --------           --------      --------       -----------
                                            36,115          (4,033)            (1,000)        2,656            33,738
Land operations
   Sales ............................       45,290              --                 --        41,569            86,859
   Cost of sales ....................       36,083              --                 --        36,931            73,014
                                       -----------        --------           --------      --------       -----------
                                             9,207              --                 --         4,638            13,845
Pizza parlor operations
   Sales ............................       34,211              --                 --            --            34,211
   Cost of sales ....................       27,934              --                 --            --            27,934
                                       -----------        --------           --------      --------       -----------
                                             6,277              --                 --            --             6,277
Oil and gas operations
   Sales ............................           59              --                 --            --                59
   Operating expenses ...............          269              --                 --            --               269
                                       -----------        --------           --------      --------       -----------
                                              (210)             --                 --            --              (210)

Income from operations ..............       51,389          (4,033)            (1,000)        7,294            53,650

Other income
   Interest and other ...............        2,448            (160)                (2)           --             2,286
   Equity in loss of investees ......        8,803              --                 --            --             8,803
   Gain on sale of real estate ......       74,207          15,701                 --            --            89,908
                                       -----------        --------           --------      --------       -----------
                                            85,458          15,541                 (2)           --           100,997
Other expense
   Interest .........................       77,048          (2,502)            (5,958)      (11,915)           56,673
   Depreciation and amortization ....       17,707            (677)            (2,431)           --            14,599
   General and administrative .......       12,743              --                 --            (5)           12,738
   Advisory fee to affiliate ........        6,715            (254)              (384)         (187)            5,890
   Net income fee to affiliate ......          166           1,494                777         1,940             4,377
   Incentive fees to affiliate ......        3,827             485               (470)           --             3,842
   Litigation settlement ............          100              --                 --            --               100
   Provision for loss ...............        2,500              --                 --            --             2,500
   Minority interest ................          972              --                 --            --               972
                                       -----------        --------           --------      --------       -----------
                                           121,778          (1,454)            (8,466)      (10,167)          101,691
                                       -----------        --------           --------      --------       -----------

Net income ..........................       15,069          12,962              7,464        17,461            52,956
Preferred dividend requirement ......       (2,485)             --                 --            --            (2,485)
                                       -----------        --------           --------      --------       -----------
Net income applicable to Common
 shares .............................  $    12,584        $ 12,962           $  7,464      $ 17,461       $    50,471
                                       ===========        ========           ========      ========       ===========
Earnings per share
   Net income .......................  $      1.07                                                        $      4.31
                                       ===========                                                        ===========
Weighted average Common shares used
   in computing earnings per share ..   11,714,374                                                         11,714,374
                                       ===========                                                        ===========

                         AMERICAN REALTY INVESTORS, INC.
                           NOTES TO PROFORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

(1) The Proforma Combined Statement of Operations assumes that each property was sold by ARI on January 1, 2001.

(2) Operating results for sold properties are their actual operating results for 2001.

(3) Includes the Villas Apartments sold in January 2002; Mallard Lakes Apartments sold in March 2002; Stonebridge Apartments sold in May 2002; Oak Hill and Regency on Kennedy Apartments sold in June 2002; Woodsong, Valley Hi and White Pines Apartments sold in July 2002; and Morning Star and Stonegate Apartments sold in August 2002.

(4) Includes the Oaktree Village Shopping Center sold in March 2002 and the Centura Tower Office Building sold in June 2002.

(5) Includes the partial sale of the Thompson II land parcel in January 2002; the partial sale of the Katrina land parcel in February 2002; the sale of the Rasor land parcel and the partial sale of the Lakeshore Villas and Vista Ridge land parcels in March 2002; the partial sale of the Mason Goodrich land parcel in April 2002; the partial sale of the Mason Goodrich land parcel in May 2002; the sale of the Hollywood Casino, Marine Creek and Monterrey land parcels and the partial sale of the Mason Goodrich and Nashville land parcels in June 2002; and the partial sale of the Elm Fork land parcel in August 2002.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     AMERICAN REALTY INVESTORS, INC.




Date:  October 10, 2002              By:   /s/ Ronald E. Kimbrough
     -------------------                 -----------------------------------
                                         Ronald E. Kimbrough
                                         Executive Vice President and Chief
                                         Financial Officer (Principal
                                         Financial and Accounting Officer and
                                         Acting Principal Executive Officer)